Exhibit 10.1

  ROBERT
HALL
Winery

Sales Memo
Date: March 10, 2012

Seller	Robert Hall Winery 2975 Mitchell Ranch Way Paso Robles CA Contact: Don Brady Phone: 805-239-1616 Fax: 805-239-2464	Buyer	TRUETT & HURST P.O. Box 1532 5610 Dry Creek Road Healdsburg CA 95448 Contact: Ginny Lambrix 530- 270-9373; Phil Hurst 707-318-7480

DESCRIPTION & APPROXIMATE QUANTTTY:
Central Coast Cabernet Sauvignon wine (52,000 gallons)
Central Coast Zinfandel wine (32,500 gallons)
Central Coast Petite Sirah wine (13,000 gallons)
Central Coast Cabernet Franc wine (6,500 gallons)
Central Coast Merlot wine (58,500 gallons)
Central Coast Syrah wine (32,500 gal1ons)
All wine: 100% Varietal, 100% Vintage, 100% Central Coast

UNIT PRICES, DOLLARS/GALLON BY VARIETY BY VINTAGE:
Cabernet Sauvignon, Zinfandel, Petite Sirah, Cabernet Franc;
2012, $11.00/Gallon, 2013, $11.50/Gallon, 2014, $12.00/Gallon, 2015, $12.50/Gallon
Merlot, Syrah
2012, $9.50/Gallon, 2013, $10.00/Gallon, 2014, $10.50/Gallon, 2015, $11.00/Gallon
All FOB Robert Hall Winery, Paso Robles, CA

All based on approval of samples

TERMS: 33% due at approval of samples (~1/15 of the year following harvest); balance due in 2 increments of 33% paid at 30 day intervals from the initial due date, or 30 days from delivery if this occurs first.

DATE OF TRANSFER: Prior to 3/31 of the year following harvest, any balance will be billed at a rate of $0.12/gallon per month of storage.

For: Robert Hall Winery		For: Truett & Hurst
BW CA 6278

	3/12/2012		3/12/2012
Signature	Date	Signature	Date

3443 Mill Road
Paso Robles, CA 93446
Telephone: 805.239.1616 ~ Facsimile: 805.239.2464 ~Email: dbrady@roberthallwinery.com